UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 17, 2023

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe , Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(
318
)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd.
Broomfield , Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(
720
)
888-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered by Lumen Technologies, Inc. pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On March 16, 2023, Lumen Technologies, Inc. (“Lumen”) announced that its indirect wholly owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), had commenced offers (the “Exchange Offers”) to issue up to $1,100,000,000 principal amount of Level 3 Financing’s 10.500% Senior Secured Notes due 2030 (the “New Notes”) in exchange for certain of Lumen’s outstanding unsecured notes (the “Lumen Notes”), each of which was subject

to the limitations, restrictions, terms and conditions set forth in Level 3 Financing’s Offering Memorandum dated March 16, 2023. On March 31, 2023, Lumen and Level 3 Financing filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K describing the early results for the Exchange Offers, under which Level 3 Financing issued approximately $915 million aggregate principal amount of New Notes (the “Initial Notes”) in exchange for approximately $1.535 billion aggregate principal amount of Lumen Notes. The Exchange Offers expired at 5:00 p.m., New York City time, on April 13, 2023 (the “Expiration Date”). This Current Report on Form
8-K
provides information on the final results of the Exchange Offers.

Item 8.01	Other Events.
On April 17, 2023, in connection with completing the final settlement of the Exchange Offers, Level 3 Financing issued approximately $9.4 million aggregate principal amount of additional New Notes in exchange for approximately $19.0 million aggregate principal amount of Lumen Notes validly tendered after the early tender date but before the Expiration Date (the “Additional Notes”).
The Additional Notes constitute “Additional Securities” under the Indenture dated March 31, 2023, by and between Level 3 Financing, as
I
ssuer, Level 3 Parent, LLC, as a Guarantor, certain subsidiaries of Level 3 Financing, as Guarantors, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Note Collateral Agent (the “Indenture”), which governs the terms of the New Notes. The Additional Notes form a single class with, and are otherwise identical to, the Initial Notes, other than with respect to their issuance date.
For additional information on the Exchange Offers, the New Notes and the Indenture, see the
exhibits
to this Current Report on Form
8-K.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

4.1	Indenture, dated March 31, 2023, among Level 3 Financing, as Issuer, Level 3 Parent, as a Guarantor, the other Guarantors party thereto, and The Bank of New York Mellon Trust Company, as Trustee and Note Collateral Agent, relating to the New Notes (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Lumen Technologies, Inc. (File No. 001-07784) and Level 3 Parent, LLC (File No. 001-35134) with the SEC on March 31, 2023).

4.2	Form of New Notes (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Lumen Technologies, Inc. (File No. 001-07784) and Level 3 Parent, LLC (File No. 001-35134) with the SEC on March 31, 2023).

99.1	Press Release dated March 30, 2023 announcing the early results of the Exchange Offers (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Lumen Technologies, Inc. (File No. 001-07784) and Level 3 Parent, LLC (File No. 001-35134) with the SEC on March 31, 2023).

104	Cover page formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: April 17, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

Dated: April 17, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President and General Counsel